Exhibit 99.1
Low-Risk Expansion Into Contiguous, Attractive Markets Acquisition of Sound Federal Bancorp February 9, 2006

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Hudson City Bancorp, Inc. ("Hudson City" or "HCBK") and Sound Federal Bancorp, Inc. ("Sound Federal" or "SFFS"), including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Hudson City's and Sound Federal's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "may," "believe," "expect," "anticipate," "should," "plan," "estimate," "predict," "continue," "potential", or words of similar meaning. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Hudson City and Sound Federal may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Sound Federal may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Hudson City's and Sound Federal's markets; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City's and Sound Federal's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). Any or all of the forward-looking statements in this release and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed. Hudson City does not intend to update any of the forward-looking statements after the date of this release or to conform these statements to actual events.

Additional Information The proposed transaction will be submitted to Sound Federal's stockholders for their consideration. Sound Federal will file with the SEC a proxy statement and other relevant documents concerning the proposed transaction. Stockholders of Sound Federal are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Hudson City and Sound Federal, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can be obtained, without charge, by directing a request to Sound Federal, Chief Financial Officer, 1311 Mamaroneck Ave., White Plains, NY 10605 (914) 761-3636. Hudson City and Sound Federal and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sound Federal in connection with the merger. Information about the directors and executive officers of Sound Federal is set forth in the proxy statement, dated July 8, 2005, for Sound Federal's 2005 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Hudson City is set forth in the proxy statement, dated April 20, 2005, for Hudson City's 2005 annual meeting of stockholders, as filed with the SEC on a schedule 14A. You can obtain free copies of these documents from Hudson City by directing a request to Hudson City, Investor Relations Officer, West 80 Century Road, Paramus, NJ 07652, (201) 967-1900 or from Sound Federal using the contact information above.

Summary of Significant Terms Purchase Price per Share: $20.75 Transaction Value: $265 million Consideration Mix: 100% Cash Expected Closing Date: Targeted for early summer of 2006 Required Approvals: Sound Federal shareholders and OTS Due Diligence: Completed Closing Conditions: Customary Termination Fee: $13.265M, approximately 5% of the transaction value Sound Federal Board of Directors to join newly-created Advisory Board - 1 -

Comparative Transaction Multiples - 2 - ___________________________ Core deposits are total deposits less jumbo CDs. For the calendar year. Based on median I/B/E/S estimates. Source: SNL Financial. Includes all thrift deals announced since January 1, 2003 with targets in New England and the Mid-Atlantic with deal values between $100 million and $500 million.

Compelling Strategic Fit Franchise Enhancing Unique opportunity to accelerate expansion into attractive, contiguous markets Consistent with our long-term strategic plan Strengthens Franchise Demographics Sound Federal's markets rank in the top 40 U.S. counties by household income The pro forma franchise will have branches in 7 of the top 50 U.S. counties by household income Meaningful Growth Opportunities Sound Federal's markets are underserved by traditional thrift competitors Ability to leverage Sound Federal's branch network with Hudson City's full array of deposit and lending products Hudson City has the opportunity to increase Sound Federal's overall franchise profitability - 3 -

Compelling Strategic Fit Low Risk Transaction Small size relative to Hudson City Complementary traditional thrift business model Identical operating system as Hudson City Commonality of cultures and business philosophy Sound Federal is a "clean" institution with transparent accounting and business lines Financially Attractive Significant cost saving opportunities Strong pro forma asset quality Deposit rich balance sheet with comparatively low loan to deposit ratio Accretive to earnings Significant revenue enhancements identified, none assumed in analysis - 4 -

Sound Federal Overview Founded in 1891 14 branches in New York's Westchester, Putnam, and Rockland Counties and Fairfield County, CT Traditional thrift primarily focused on residential mortgage lending and deposit- gathering Sound Federal is the largest traditional thrift headquartered in its markets $1.15B in assets, $970M in deposits, $711M in net loans 1-4 family mortgages represented 77.9% of total loans as of September 30, 2005 - 5 -

Attractive and Complementary Branch Network - 6 - ___________________________ Source: SNL Financial. Deposit market share data as of June 30, 2005. Hudson City Market Area Sound Federal Market Area Hudson City Branch Sound Federal Branch NY

Expanding Presence in Desirable Markets - 7 - The acquisition of Sound Federal further enhances the already attractive demographics of Hudson City's footprint The pro forma franchise will have branches in 7 of the top 50 counties in terms of median household income ___________________________ Source: SNL Financial.

Record of Strong Growth in New Markets - 8 - Hudson City has generated robust deposit growth since entering Long Island in 2004 and Staten Island in 2005 The demographics and competitive environment in Sound Federal's markets are very similar to those of Hudson City's new markets

Low-Risk Integration Small size relative to Hudson City (Sound Federal's deposit base is only 8.5% of Hudson City's deposit base) Straightforward, highly compatible traditional thrift business model No branch overlap with Hudson City - plan to retain all Sound Federal branches Sound Federal's experienced management team will support integration Similar markets to Hudson City's core New Jersey markets Potential to achieve significant cost savings by applying Hudson City's industry- leading operational efficiency to Sound Federal's platform Superior credit quality consistent with that of Hudson City - 9 -

Noninterest Bearing Demand 2.49091080219148 Money Market, Savings & NOW 27.3228618770261 Time>$100K 18.3425593342395 Time<$100K 51.8251722077393 Commercial & Industrial 0.64200363538842 Commercial Real Estate 13.8485950117703 Consumer & Other 7.62060848058643 Residential Real Estate 77.8887928722548 Complementary, Traditional Thrift Business Model - 10 - Sound Federal Loan Composition Sound Federal Deposit Composition Like Hudson City, Sound Federal is a portfolio lender specializing in single-family residential mortgages The Sound Federal acquisition will enhance our lending and deposit-gathering capabilities without altering our successful, focused business model ___________________________ Totals as of December 31, 2005. Composition as of September 30, 2005. Total Net Loans: $711M Total Deposits: $970M

Pro Forma Financials - 11 - ___________________________ Data as of or for the three months ended December 31, 2005. Does not reflect the impact of purchase accounting, cost savings or other deal adjustments at closing.

Financial Assumptions Assumes closing in early summer of 2006 Approximately 40% cost savings of Sound Federal's expense base, fully realized in 2007 Sound Federal's ESOP and RRP terminated Total restructuring charges of $22M pre-tax ($16M after-tax) Core Deposit Intangible: assumes 3.0% of SFFS core deposits, amortized over 10 years on a straight-line basis No revenue enhancements assumed No change to Hudson City's current share repurchase plans or dividend policy Transaction is breakeven to Hudson City's EPS in 2006 and modestly accretive in 2007 - 12 -

Summary Unique opportunity to accelerate expansion into attractive, high-income suburban New York and Connecticut markets Provides strong foundation for future organic growth within Sound Federal's footprint Complementary traditional thrift business model Low-risk integration with significant cost savings opportunities Ability to leverage Sound Federal's branch network with Hudson City's full array of deposit and lending products Sound Federal's markets are underserved by traditional thrift competitors Accretive to Hudson City's earnings - 13 -